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                                                                      EXHIBIT 21

                     VENATOR GROUP, INC. AND SUBSIDIARIES (1)
                                  April 1, 2000


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                                                                           State or Other
Name                                                             Jurisdiction of Incorporation
----                                                             -----------------------------
Venator Group, Inc.                                                        New York
         Footlocker.com, Inc.                                              Delaware
                  Eastbay, Inc.                                            Wisconsin
         Foot Locker Asia, Inc.                                            Delaware
         Foot Locker Asia Limited                                          Hong Kong
         Foot Locker Australia, Inc.                                       Delaware
         Foot Locker Austria GmbH                                          Austria
         Foot Locker Belgium N.V.                                          Belgium
         Foot Locker Denmark ApS                                           Denmark
         Foot Locker China, Inc.                                           Delaware
         Foot Locker Europe B.V.                                           Netherlands
         Foot Locker France S.A.                                           France
                  CB Diffusion S.A.                                        France
                  Faust S.A.R.L.                                           France
                  Florentin Freres-Primaprix S.A.                          France
                  Les Nouveautes du Centre S.A.R.L.                        France
                  Privilege S.A.                                           France
         Foot Locker Germany GmbH                                          Germany
         Foot Locker Italy S.r.l.                                          Italy
         Foot Locker Japan, Inc.                                           Delaware
         Foot Locker Japan K.K.                                            Japan
         Foot Locker Netherlands B.V.                                      Netherlands
         Foot Locker Singapore Pte. Ltd.                                   Singapore
         Foot Locker Spain S.L.                                            Spain
         Foot Locker Sweden Aktiebolag                                     Sweden
         Foot Locker (Thailand) Co., Ltd.                                  Thailand
         Foot Locker U.K. Limited                                          U.K.
                  Freedom Sportsline Limited                               U.K.
                      Venator Group Realty Europe Limited                  U.K.


--------------------------

(1)   The name of each subsidiary company is indented under the name of its parent company and, unless otherwise noted in a footnote, each such subsidiary company is 100% owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by
      Venator Group, Inc. are consolidated with Venator Group, Inc. for accounting and financial reporting purposes.
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                                                                           State or Other
Name                                                             Jurisdiction of Incorporation
----                                                             -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
         Kids Mart, Inc.(2)                                                  Florida
         Kids Mart, Inc.                                                     Delaware
         Kinney New Zealand Limited                                          New Zealand
         Little Folk Shop Inc.                                               Delaware
         Northern Reflections Inc.                                           Delaware
         Randy River, Inc.                                                   Delaware
         The Richman Brothers Company                                        Ohio
              Custom Cut, Inc.                                               Delaware
         RX Place, Inc.                                                      Delaware
         The San Francisco Music Box Company                                 California
         Specialty Times, Inc.                                               Delaware
         Team Edition Apparel, Inc.                                          Florida
         Venator Group Administration, Inc.                                  Delaware
         Venator Group Specialty, Inc.                                       New York
              AB Specialty, Inc.                                             Delaware
              Barclay Park and Church Advertising Inc.                       Delaware
              Checklot Service Center, Inc.                                  Delaware
                       Frame Scene, Inc.                                     Delaware
              Herald Square Stationers, Inc.                                 Delaware
              Lamston 37-33/45 Seventy-Fourth  Street Corp.                  New York
              Lamston 69-73/5 Grand Avenue Corp.                             New York
                       Lamston 1279 Third Avenue Corp.                       New York
              Red Grille of Hawaii, Inc.                                     Delaware
              Red Grille of Louisiana, Inc.                                  Delaware
              Trade Center Realty, Inc.                                      Delaware
              Woolco Fashionwear Corp.                                       Delaware
              Woolco Inc.                                                    Delaware
              233 Broadway, Inc.                                             New York
              340 Supply Co.                                                 Pennsylvania
              Venator Group Franchises LLC                                   Delaware
              Venator Group Investments LLC                                  Delaware
              Rosedale Accessory Lady, Inc.                                  Minnesota
                       Accessory Lady, Inc.                                  Texas
                       Atlanta Southlake Accessory Lady, Inc.                Georgia
                       Beachwood Accessory Lady, Inc.                        Ohio
                       Brea Accessory Lady, Inc.                             California


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(2)   1 million shares of Series A Convertible Preferred Stock, par value $.001 per share, pursuant to a Stock Acquisition Agreement dated May 30, 1996.

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                                                                           State or Other
Name                                                             Jurisdiction of Incorporation
----                                                             -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
      [VENATOR GROUP, SPECIALTY, INC.  --  (CONT.)]
          [ROSEDALE ACCESSORY LADY, INC.  --  (CONT.)]
              Bridgewater Commons Accessory Lady, Inc.                     New Jersey
              Buckland Hills Accessory Lady, Inc.                          Connecticut
              Cherry Hill Accessory Lady, Inc.                             New Jersey
              Chesterfield Accessory Lady, Inc.                            Virginia
              Chicago Accessory Lady, Inc.                                 Illinois
              Copley Place Accessory Lady, Inc.                            Massachusetts
              Colonie Center Accessory Lady, Inc.                          New York
              Crabtree Mall Accessory Lady, Inc.                           North Carolina
              Dadeland Center Accessory Lady, Inc.                         Florida
              Delamo Accessory Lady, Inc.                                  California
              Fashion Valley Accessory Lady, Inc.                          California
              Four Seasons Accessory Lady, Inc.                            North Carolina
              Fox Valley Accessory Lady, Inc.                              Illinois
              Garden State Accessory Lady, Inc.                            New Jersey
              The Gardens Accessory Lady, Inc.                             Florida
              Glendale Accessory Lady, Inc.                                California
              Grand Avenue Accessory Lady, Inc.                            Wisconsin
              Hanes Mall Accessory Lady, Inc.                              North Carolina
              Hawthorne Center (IL.) Accessory Lady, Inc.                  Illinois
              Lakeside Accessory Lady, Inc.                                Louisiana
              Mainplace Accessory Lady, Inc.                               California
              Mall Del Norte Accessory Lady, Inc.                          Texas
              McAllen Accessory Lady, Inc.                                 Texas
              Penn Square Accessory Lady, Inc.                             Oklahoma
              Pentagon City Accessory Lady, Inc.                           Virginia
              Raceway Accessory Lady, Inc.                                 New Jersey
              Randhurst Accessory Lady, Inc.                               Illinois
              Regency Square Accessory Lady, Inc.                          Florida
              Ridgedale Accessory Lady, Inc.                               Minnesota
              McLean Accessory Lady, Inc.                                  Virginia
              Menlo Park Accessory Lady, Inc.                              New Jersey
              Montclair Accessory Lady, Inc.                               California
              Montgomery Accessory Lady, Inc.                              Maryland
              Northbrook Accessory Lady, Inc.                              Illinois
              North County Fair Accessory Lady, Inc.                       California
              Northridge Accessory Lady, Inc.                              California
              Oakbrook Center Accessory Lady, Inc.                         Illinois
              The Oaks Accessory Lady, Inc.                                California
              Orlando Accessory Lady, Inc.                                 Florida
              Paradise Valley Accessory Lady, Inc.                         Arizona
                       Palm Beach Mall Accessory Lady, Inc.                Florida
              Paramus Park Accessory Lady, Inc.                            New Jersey
              The Parks Accessory Lady, Inc.                               Texas

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

                                                                           State or Other
Name                                                             Jurisdiction of Incorporation
----                                                             -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
    [VENATOR GROUP SPECIALTY, INC.  --  (CONT.)]
        [ROSEDALE ACCESSORY LADY, INC. -- (CONT.)]
              Riverside Hackensack Accessory Lady, Inc.                    New Jersey
              Roosevelt Field Accessory Lady, Inc.                         New York
              Scottsdale Accessory Lady, Inc.                              Arizona
              Southdale Accessory Lady, Inc.                               Minnesota
              St. Louis Galleria Accessory Lady, Inc.                      Missouri
              Stoneridge Accessory Lady, Inc.                              California
              Stonestown Accessory Lady, Inc.                              California
              Sunrise Boulevard (Fla.) Accessory Lady, Inc.                Florida
              Sunvalley Accessory Lady, Inc.                               California
              Towson Accessory Lady, Inc.                                  Maryland
              Tri-County Accessory Lady, Inc.                              Ohio
              Tysons Corner Accessory Lady, Inc.                           Virginia
              Valley Fair Accessory Lady, Inc.                             California
              Willowbrook Accessory Lady, Inc.                             New Jersey
              Woodman Avenue Accessory Lady, Inc.                          California
      Venator Group Retail, Inc.                                           New York
          Armel, Inc.                                                      Florida
              Armel Acquisition, Inc.                                      Florida
                       Champs of Crossgates, Inc.                          Florida
                       Champs of Holyoke, Inc.                             Florida
                       Champs Sporting Goods of
                           Esplanade, Inc.                                 Florida
                       Champs Sporting Goods, Inc.                         Tennessee
                       Champs Sport Shops, Inc. of Maryville               Florida
                       Champs Sport Shops, Inc. of Cutler Ridge            Florida
                       Champs Sport Shops, Inc. of Broward                 Florida
                       Champs Sport Shops of Daytona, Inc.                 Florida
                       San Del of Jacksonville, Inc.                       Florida
                       Champs Sport Shops, Inc. of 163rd Street            Florida
                       San Del, Inc. of Atlanta                            Florida
                       Champs Four Seasons, Inc.                           North Carolina
                       Joe Chichelo, Inc.                                  Florida
                       Champs Sport Shops, Inc.                            Florida
                       Champs Sport Shops, Inc. of Aventura                Florida
                       Champs Sporting Goods of N.C., Inc.                 North Carolina
                       Champs Sport Shops, Inc. of
                         Miami International                               Florida
                       Champs Sporting Goods, Inc.                         Louisiana
                       Champs Sport Shops, Inc. of Omni                    Florida
                       Champs Sport Shops, Inc. of Nashville               Florida
                       Champs Sport Shops, Inc. of Houston                 Florida
                       Champs Sport Shops, Inc. of Fort Lauderdale         Florida
                       Sneakers Inc. of Greensboro                         North Carolina

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

                                                                           State or Other
Name                                                             Jurisdiction of Incorporation
----                                                             -----------------------------

[VENATOR GROUP, INC.  --  (CONT.)]
     [VENATOR GROUP RETAIL, INC.  --  (CONT.)]
        [ARMEL, INC. -- (CONT.)]
             [ARMEL ACQUISITION, INC. -- (CONT.)]
                           Sneakers Inc. of Knoxville                    Tennessee
                           Sneakers Inc. of Daytona Beach                Florida
                           Champs of Maryland, Inc.                      Florida
                  Champs of Virginia, Inc.                               Florida
                  SneaKee Feet of Maryland, Inc.                         Florida
                  SneaKee Feet of Montgomery Village, Inc.               Florida
                  SneaKee Feet of North Carolina, Inc.                   Florida
                           Runner-Up of Orlando, Inc.                    Florida
                  SneaKee Feet of Tampa, Inc.                            Florida
                  SneaKee Feet, Inc.                                     Florida
                  Champs of Missouri, Inc.                               Missouri
                  Champs Sport Shops of Maryland, Inc.                   Maryland
                  Champs of Connecticut, Inc.                            Connecticut
                  Champs Sport Shops of Massachusetts, Inc.              Massachusetts
                  Champs of Georgia, Inc.                                Georgia
                  Champs of New Jersey, Inc.                             New Jersey
                  Champs of Oklahoma, Inc.                               Oklahoma
                  Champs of Tennessee, Inc.                              Tennessee
                  SneaKee Feet of Washington Outlet Mall, Inc.           Florida
        Foot Locker Atlantic City LLC                                    Delaware
                  Menlo Trading Company                                  California
                  Athletic Shoe Factory, Inc.                            California
        Janess Properties, Inc.                                          Delaware
        Venator Group Corporate Services, Inc.                           Delaware
        Kinney Trading Corp.                                             New York
        Robby's Sporting Goods, Inc.                                     Florida
     SFMB Specialty Corporation                                          California
     Venator Group Realty Corporation                                    New York
     Venator Group Holdings, Inc.                                        New York
        Retail Company of Germany, Inc.                                  Delaware
        Venator Group Pacific Holdings, Inc.                             Delaware
        Woolworth Holding S. de R.L. de C.V.                             Mexico
                   Foot Locker de Mexico, S.A. de C.V.                   Mexico
                   Distribuidora Foot Locker S.A. de C.V.                Mexico
        Venator Group Canada Inc.                                        Canada
                   142739 Canada Limited                                 Canada
        Venator Group Sourcing, Inc.                                     Delaware
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